UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2017

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 8, 2017, the Board of Directors (the “Board”) of Omega Healthcare Investors, Inc. (“Omega”), adopted an amendment and restatement of its Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws revise the prior Bylaws to be consistent with Omega’s Charter as amended in 2015 to provide for the annual election of directors.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the text thereof, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2017, Omega held its Annual Meeting of Stockholders.

At the Annual Meeting, the holders of 178,321,577 shares of Omega’s common stock were present in person or represented by proxy, representing approximately 90.6% of the total outstanding common stock as of the record date for the meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

	Votes Cast in Favor	Votes Withheld	Broker Non-Votes

Craig M. Bernfield	74,617,708	48,440,806	55,263,063

Norman R. Bobins	119,819,465	3,239,049	55,263,063

Craig R. Callen	121,738,873	1,319,641	55,263,063

Barbara B. Hill	121,451,061	1,607,453	55,263,063

Bernard J. Korman	120,594,060	2,464,454	55,263,063

Edward Lowenthal	120,095,766	2,962,748	55,263,063

Ben W. Perks	121,205,180	1,853,334	55,263,063

C. Taylor Pickett	121,641,593	1,416,921	55,263,063

Stephen D. Plavin	120,091,186	2,967,328	55,263,063

2

Proposal 2: Ratification of the selection of Ernst & Young LLP as Omega’s independent auditor for 2018

For	Against	Abstentions	Broker Non-Votes

174,547,703	3,243,694	530,180	Not Applicable

Proposal 3: Advisory vote on Omega’s executive compensation

For	Against	Abstentions	Broker Non-Votes

117,169,277	4,543,551	1,345,686	55,263,063

Proposal 4: Advisory vote on the frequency of future advisory votes on Omega’s executive compensation

One Year	Two Years	Three Years	Abstentions

106,062,536	835,497	15,494,865	665,616

Each of the director nominees was elected, the selection of Ernst & Young LLP was ratified, Omega’s executive compensation was approved on an advisory basis and Omega’s stockholders approved, on an advisory basis, holding future advisory votes on the compensation of Omega’s executive officers annually.

Based on the results of the advisory vote on the frequency of future advisory votes on the compensation of Omega’s executive officers, and consistent with Board’s recommendation, the Board has determined that Omega will hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of such votes.

Item 8.01	Other Events.

The Board has appointed Craig R. Callen as Chairman of the Board effective as of June 8, 2017. Bernard J. Korman, the prior Chairman of the Board, remains a member of the Board.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Omega Healthcare Investors, Inc. as of June 8, 2017.

99.1	Press Release dated June 8, 2017

[The balance of this page is intentionally left blank.]

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: June 9, 2017	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer and Assistant Secretary

4

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Omega Healthcare Investors, Inc. as of June 8, 2017.

99.1	Press Release dated June 8, 2017